Exhibit 99.1

Table 1

HARRIS CORPORATION

First Quarter, Second Quarter, Third Quarter and First Three Quarters of Fiscal 2012

PRO FORMA HISTORICAL RESULTS OF OPERATIONS — REVISED FOR DISCONTINUED OPERATIONS

(Unaudited)

	Quarter Ended			Three Quarters Ended
	September 30, 2011	December 30, 2011	March 30, 2012	March 30, 2012
	(In millions, except per share amounts)
Revenue
RF Communications	$497.1	$525.7	$537.7	$1,560.5
Integrated Network Solutions	418.6	385.4	388.2	1,192.2
Government Communications Systems	443.7	422.4	470.5	1,336.6
Corporate eliminations	(23.3)	(23.3)	(27.6)	(74.2)

	$1,336.1	$1,310.2	$1,368.8	$4,015.1

Income (Loss)
Segment Operating Income:
RF Communications	$154.0	$172.4	$181.6	$508.0
Integrated Network Solutions	21.8	19.5	22.3	63.6
Government Communications Systems	63.1	62.9	64.1	190.1
Unallocated corporate expense	(18.6)	(22.0)	(18.6)	(59.2)
Corporate eliminations	(1.5)	(0.9)	(2.4)	(4.8)
Non-operating income	0.7	2.9	8.1	11.7
Net interest expense	(27.2)	(28.9)	(27.5)	(83.6)

Income from continuing operations before income taxes	192.3	205.9	227.6	625.8
Income taxes	(61.7)	(71.1)	(73.2)	(206.0)

Income from continuing operations	130.6	134.8	154.4	419.8
Discontinued operations, net of income taxes	(9.5)	(2.5)	(508.5)	(520.5)

Net income (loss)	121.1	132.3	(354.1)	(100.7)
Noncontrolling interests, net of income taxes	0.5	0.8	0.9	2.2

Net income (loss) attributable to Harris Corporation	$121.6	$133.1	$(353.2)	$(98.5)

Net income (loss) per diluted common share attributable to Harris Corporation common shareholders
Continuing operations	$1.08	$1.19	$1.38	$3.66
Discontinued operations	(0.07)	(0.03)	(4.51)	(4.51)

	$1.01	$1.16	$(3.13)	$(0.85)

Table 2

HARRIS CORPORATION

Fiscal 2011

PRO FORMA HISTORICAL RESULTS OF OPERATIONS — REVISED FOR DISCONTINUED OPERATIONS

(Unaudited)

	Quarter Ended
	October 1, 2010	December 31, 2010	April 1, 2011	July 1, 2011	Total Fiscal 2011
	(In millions, except per share amounts)
Revenue
RF Communications	$566.5	$544.7	$550.0	$628.0	$2,289.2
Integrated Network Solutions	326.8	366.5	332.8	419.2	1,445.3
Government Communications Systems	424.1	421.7	431.2	499.5	1,776.5
Corporate eliminations	(23.7)	(20.9)	(22.3)	(25.7)	(92.6)

	$1,293.7	$1,312.0	$1,291.7	$1,521.0	$5,418.4

Income
Segment Operating Income:
RF Communications	$228.5	$189.3	$178.5	$190.7	$787.0
Integrated Network Solutions	39.1	26.0	22.1	3.5	90.7
Government Communications Systems	44.6	59.4	59.8	63.2	227.0
Unallocated corporate expense	(25.7)	(22.0)	(19.8)	(20.3)	(87.8)
Corporate eliminations	(4.3)	(4.1)	(6.8)	(6.7)	(21.9)
Non-operating loss	(0.4)	(0.9)	(0.3)	(0.3)	(1.9)
Net interest expense	(17.6)	(20.7)	(25.8)	(26.6)	(90.7)

Income from continuing operations before income taxes	264.2	227.0	207.7	203.5	902.4
Income taxes	(92.7)	(73.1)	(68.7)	(71.1)	(305.6)

Income from continuing operations	171.5	153.9	139.0	132.4	596.8
Discontinued operations, net of income taxes	(7.6)	(2.8)	0.2	0.5	(9.7)

Net income	163.9	151.1	139.2	132.9	587.1
Noncontrolling interests, net of income taxes	—	—	0.3	0.6	0.9

Net income attributable to Harris Corporation	$163.9	$151.1	$139.5	$133.5	$588.0

Net income (loss) per diluted common share attributable to Harris Corporation common shareholders
Continuing operations	$1.33	$1.20	$1.09	$1.05	$4.67
Discontinued operations	(0.06)	(0.02)	—	0.01	(0.07)

	$1.27	$1.18	$1.09	$1.06	$4.60

HARRIS CORPORATION

First Quarter, Second Quarter, Third Quarter and First Three Quarters of Fiscal 2012; Fiscal 2011

PRO FORMA HISTORICAL RESULTS OF OPERATIONS — REVISED FOR DISCONTINUED OPERATIONS

(UNAUDITED)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

AND REGULATION G DISCLOSURE

To supplement Tables 1 and 2 presented in accordance with U.S. generally accepted accounting principles (GAAP), Tables 3 and 4 and the related notes set forth pro forma historical results of operations data and other financial information revised for discontinued operations, as adjusted to exclude certain costs, charges, expenses and losses. Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris’ business trends and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Table 3

HARRIS CORPORATION

First Quarter, Second Quarter, Third Quarter and First Three Quarters of Fiscal 2012 — Non-GAAP

PRO FORMA HISTORICAL RESULTS OF OPERATIONS — REVISED FOR DISCONTINUED OPERATIONS

(Unaudited)

	Quarter Ended			Three Quarters Ended
	September 30, 2011	December 30, 2011	March 30, 2012	March 30, 2012
	(In millions, except per share amounts)
Revenue
RF Communications	$497.1	$525.7	$537.7	$1,560.5
Integrated Network Solutions	418.6	385.4	388.2	1,192.2
Government Communications Systems	443.7	422.4	470.5	1,336.6
Corporate eliminations	(23.3)	(23.3)	(27.6)	(74.2)

	$1,336.1	$1,310.2	$1,368.8	$4,015.1

Income
Segment Operating Income:
RF Communications	$154.0	$172.4	$181.6	$508.0
Integrated Network Solutions (A)	31.4	29.2	33.4	94.0
Government Communications Systems	63.1	62.9	64.1	190.1
Unallocated corporate expense	(18.6)	(22.0)	(18.6)	(59.2)
Corporate eliminations	(1.5)	(0.9)	(2.4)	(4.8)
Non-operating income	0.7	2.9	8.1	11.7
Net interest expense	(27.2)	(28.9)	(27.5)	(83.6)

Income from continuing operations before income taxes	201.9	215.6	238.7	656.2
Income taxes (B)	(64.3)	(74.2)	(76.7)	(215.2)

Income from continuing operations	137.6	141.4	162.0	441.0
Noncontrolling interests, net of income taxes	0.5	0.8	0.9	2.2

Income from continuing operations attributable to Harris Corporation	$138.1	$142.2	$162.9	$443.2

Income from continuing operations per diluted common share attributable to Harris Corporation common shareholders	$1.14	$1.24	$1.42	$3.79

Table 4

HARRIS CORPORATION

Fiscal 2011 — Non-GAAP

PRO FORMA HISTORICAL RESULTS OF OPERATIONS — REVISED FOR DISCONTINUED OPERATIONS

(Unaudited)

	Quarter Ended
	October 1, 2010	December 31, 2010	April 1, 2011	July 1, 2011	Total Fiscal 2011
	(In millions, except per share amounts)
Revenue
RF Communications	$566.5	$544.7	$550.0	$628.0	$2,289.2
Integrated Network Solutions	326.8	366.5	332.8	419.2	1,445.3
Government Communications Systems	424.1	421.7	431.2	499.5	1,776.5
Corporate eliminations	(23.7)	(20.9)	(22.3)	(25.7)	(92.6)

	$1,293.7	$1,312.0	$1,291.7	$1,521.0	$5,418.4

Income
Segment Operating Income:
RF Communications	$228.5	$189.3	$178.5	$190.7	$787.0
Integrated Network Solutions (C)	41.1	30.2	32.9	33.1	137.3
Government Communications Systems	44.6	59.4	59.8	63.2	227.0
Unallocated corporate expense	(25.7)	(22.0)	(19.8)	(20.3)	(87.8)
Corporate eliminations	(4.3)	(4.1)	(6.8)	(6.7)	(21.9)
Non-operating loss	(0.4)	(0.9)	(0.3)	(0.3)	(1.9)
Net interest expense	(17.6)	(20.7)	(25.8)	(26.6)	(90.7)

Income from continuing operations before income taxes	266.2	231.2	218.5	233.1	949.0
Income taxes (B)	(93.2)	(73.8)	(70.4)	(78.0)	(315.4)

Income from continuing operations	173.0	157.4	148.1	155.1	633.6
Noncontrolling interests, net of income taxes	—	—	0.3	0.6	0.9

Income from continuing operations attributable to Harris Corporation	$173.0	$157.4	$148.4	$155.7	$634.5

Income from continuing operations per diluted common share attributable to Harris Corporation common shareholders	$1.34	$1.22	$1.16	$1.23	$4.96

HARRIS CORPORATION

First Quarter, Second Quarter, Third Quarter and First Three Quarters of Fiscal 2012; Fiscal 2011

PRO FORMA HISTORICAL RESULTS OF OPERATIONS — REVISED FOR DISCONTINUED OPERATIONS

(UNAUDITED)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Notes to tables 3 and 4:

Note A – Integrated Network Solutions segment non-GAAP operating income for the quarter ended September 30, 2011, the quarter ended December 30, 2011, the quarter ended March 30, 2012 and the three quarters ended March 30, 2012 excludes pre-tax charges related to integration and other costs associated with our acquisitions of CapRock Communications (“CapRock”) and the Global Connectivity Services business of the Schlumberger group (“Schlumberger GCS”) ($7.3 million, $9.7 million, $11.1 million and $28.1 million, respectively). Integrated Network Solutions segment non-GAAP operating income for the quarter ended September 30, 2011 and the three quarters ended March 30, 2012 excludes pre-tax charges related to integration and other costs associated with our acquisition of Carefx Corporation (“Carefx”) ($2.3 million and $2.3 million, respectively).

Note B – Adjustments to our income taxes are based on the applicable tax rate in the jurisdiction to which the item applies.

Note C – Integrated Network Solutions segment non-GAAP operating income for the quarter ended October 1, 2010, the quarter ended December 31, 2010, the quarter ended April 1, 2011, the quarter ended July 1, 2011 and total fiscal 2011 excludes pre-tax charges related to integration and other costs associated with our acquisitions of CapRock and Schlumberger GCS ($2.0 million, $4.2 million, $9.9 million, $27.3 million and $43.4 million, respectively). Integrated Network Solutions segment non-GAAP operating income for the quarter ended April 1, 2011 and total fiscal 2011 excludes pre-tax charges related to integration and other costs associated with our acquisition of the terrestrial network infrastructure assets of the government business of Core180, Inc. ($0.9 million and $0.9 million, respectively). Integrated Network Solutions segment non-GAAP operating income for the quarter ended July 1, 2011 and total fiscal 2011 excludes pre-tax charges related to integration and other costs associated with our acquisition of Carefx ($2.3 million and $2.3 million, respectively).